UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
      Pursuant to Section 13 or 15(d) of the Securities Exchange At of 1934


                Date of report (Date of earliest event reported):
                                 March 15, 2006


                      NORTH ATLANTIC TRADING COMPANY, INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)

           333-31931                                 13-3961898
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   (Commission File Number)               (IRS Employer Identification No.)

  3029 West Muhammad Ali Boulevard
        Louisville, Kentucky                             40212
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 (Address of Principal Executive Offices)              (Zip Code)

                                 (502) 778-4421
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              (Registrant's Telephone Number, Including Area Code)

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

(a)

           On March 15, 2006, the Board of Directors (the "Board") of North Atlantic Holding Company, Inc. ("NAHC"), the corporate parent of North Atlantic Trading Company, Inc. (the "Company"), approved restricted stock awards to non-employee directors of the Company pursuant to the North Atlantic Holding Company, Inc. 2006 Equity Incentive Plan (the "Plan"). As previously reported, the Plan was adopted by the Board of NAHC on February 8, 2006 and provides for the granting of non-qualified stock options and restricted stock awards to employees, consultants and directors as compensation for past or future services or the attainment of certain performance goals. The Board of NAHC also approved a form of Restricted Stock Award Agreement (the "Form Award Agreement") pursuant to which awards under the Plan may be granted to non-employee directors.

           The Form Award Agreement provides for grants of restricted stock, vesting 20% on the grant date and 20% on each of the first, second, third and fourth anniversaries of the grant date. The vesting of restricted stock awards is subject to acceleration in the event of a Change of Control (as defined in the Form Award Agreement). The Form Award Agreement provides for forfeiture of restricted (unvested) stock awards upon termination of the grantee's services for any reason. By executing the Form Award Agreement, the grantee agrees to be bound by all of the provisions of NAHC's Amended and Restated Exchange and Stockholders' Agreement, dated as of February 9, 2004.

           Pursuant to the Plan, on March 15, 2006, the Board approved grants of 2,500 shares of restricted stock to each of the Company's non-employee directors, Jack Africk, Marc S. Cooper and Geoffrey J. F. Gorman, on the terms set forth in the Form Award Agreement.

           The foregoing summary of certain terms of the Plan and the Form Award Agreement is qualified in its entirety by reference to the full text of the Plan, which is attached hereto as Exhibit 10.1, and the full text of the Form Award Agreement, which is attached hereto as Exhibit 10.2, each of which is incorporated herein by reference.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

         10.1 North Atlantic Holding Company, Inc. 2006 Equity Incentive Plan, effective as of February 8, 2006.

         10.2 Form of Restricted Stock Award Agreement for non-employee directors under the North Atlantic Holding Company, Inc. 2006 Equity Incentive Plan.

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
                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      NORTH ATLANTIC TRADING COMPANY, INC.


                                      By:      /s/ Brian C. Harriss
                                              ----------------------------------
                                      Name:   Brian C. Harriss
                                      Title:  Senior Vice President and Chief
                                              Financial Officer

Date: March 20, 2006















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
                                  EXHIBIT INDEX

          No.       Description
          ---       -----------

         10.1 North Atlantic Holding Company, Inc. 2006 Equity Incentive Plan, effective as of February 8, 2006.

         10.2 Form of Restricted Stock Award Agreement for non-employee directors under the North Atlantic Holding Company, Inc. 2006 Equity Incentive Plan.












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